SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported): September 3, 2003

CSK AUTO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona	85012
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(602) 265-9200

Item 9. Regulation FD Disclosure

On September 3, 2003, CSK Auto Corporation issued a press release reporting operating results for its second quarter and twenty-six weeks ended August 3, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 12. Disclosure of Results of Operations and Financial Condition.

On September 3, 2003, CSK Auto Corporation issued a press release reporting operating results for its second quarter and twenty-six weeks ended August 3, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this current report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSK Auto Corporation

	By:	/s/	DON W. WATSON

Don W. Watson
Senior Vice President Chief Financial Officer
DATED: September 3, 2003

Exhibit Index

99.1	Press Release of CSK Auto Corporation, dated September 3, 2003